Vanguard® Energy Fund
Schedule of Investments (unaudited)
As of October 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.4%)
Brazil (0.8%)
	Petroleo Brasileiro SA - Petrobras	8,745,925	51,224
Canada (0.8%)
	Cameco Corp.	463,548	47,379
France (10.5%)
	Engie SA (XPAR)	11,785,116	275,924
	TotalEnergies SE	3,591,990	224,266
	TotalEnergies SE ADR	2,250,533	140,073
			640,263
Germany (2.3%)
	E.ON SE	7,390,089	137,503
India (0.9%)
	Power Grid Corp. of India Ltd.	17,595,340	57,088
Italy (4.0%)
	Enel SpA	15,785,094	159,678
[1]	Tenaris SA ADR	1,758,321	69,981
	Tenaris SA	696,158	13,836
			243,495
Japan (1.3%)
	Kansai Electric Power Co. Inc.	4,981,278	77,709
Norway (1.2%)
	Equinor ASA	1,986,513	47,579
	Equinor ASA ADR	1,153,782	27,645
			75,224
Russia (0.0%)
*,2	LUKOIL PJSC ADR	1,423,477	—
Spain (2.6%)
	Iberdrola SA (XMAD)	7,923,798	160,586
United Kingdom (9.9%)
	Shell plc (XLON)	8,755,764	328,248
	National Grid plc	12,637,746	189,492
	SSE plc	3,577,754	90,134
			607,874
United States (65.1%)
	Exxon Mobil Corp.	4,287,740	490,346
	Marathon Petroleum Corp.	1,486,497	289,733
	Sempra	2,979,998	273,981
	Shell plc ADR	3,218,392	241,122
	Chevron Corp.	1,500,988	236,736
	Williams Cos. Inc.	4,059,568	234,927
	American Electric Power Co. Inc.	1,951,491	234,686
	Duke Energy Corp.	1,809,955	224,977
	Southern Co.	2,367,050	222,597
	NextEra Energy Inc.	2,193,003	178,511
	Dominion Energy Inc.	2,893,428	169,815
	Targa Resources Corp.	1,048,690	161,540
*	First Solar Inc.	583,841	155,851
	Exelon Corp.	2,878,682	132,765
	EQT Corp.	2,387,235	127,908
	Coterra Energy Inc.	5,270,911	124,710
	ONEOK Inc.	1,807,981	121,135
	Atmos Energy Corp.	695,816	119,486

		Shares	Market Value ($000)
	Expand Energy Corp.	1,113,140	114,999
*	NEXTracker Inc. Class A	546,483	55,315
*	Antero Resources Corp.	1,585,132	48,996
	SLB Ltd.	763,317	27,525
			3,987,661
Total Common Stocks (Cost $4,509,975)			6,086,006
Temporary Cash Investments (1.5%)
Money Market Fund (0.9%)
[3,4]	Vanguard Market Liquidity Fund, 4.141%	546,190	54,619
		Face Amount ($000)
Repurchase Agreement (0.6%)
	NatWest Markets plc, 4.150%, 11/3/2025 (Dated 10/31/2025, Repurchase Value $36,813, collateralized by U.S. Treasury Obligations 1.250%, 6/30/2028, with a value of $37,536)	36,800	36,800
Total Temporary Cash Investments (Cost $91,419)			91,419
Total Investments (100.9%) (Cost $4,601,394)			6,177,425
Other Assets and Liabilities—Net (-0.9%)			(53,544)
Net Assets (100%)			6,123,881
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $52,962.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $54,559 was received for securities on loan.
ADR—American Depositary Receipt.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
B.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.	Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of October 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	4,086,264	—	—	4,086,264
Common Stocks—Other	237,699	1,762,043	—	1,999,742
Temporary Cash Investments	54,619	36,800	—	91,419
Total	4,378,582	1,798,843	—	6,177,425